Ford and the UAW:
Our Collective Future is at Stake



Jim Farley
President and CEO



John Lawler
Chief Financial Officer



Kumar Galhotra
President, Ford Blue



Bryce Currie
Vice President, Americas Manufacturing & Labor Affairs, Ford Blue



Liz Door
Chief Supply Chain Officer

Ford

Ford is **America's automaker**

Ford assembles more vehicles in America and employs more UAW-represented hourly workers than any other automaker



Ford is the **only automaker** to add UAW jobs since 2007



+4,400
-4,200
STELLANTIS
-28,000
GM

We exceeded our commitments in our **last three UAW contracts**


Jobs
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
3,000
additional jobs created and retained
12,000
committed jobs
1,500
additional jobs created and retained
8,500
committed jobs
5,600
additional jobs created and retained
8,500
committed jobs
2011
2015
2019


Investments
$12
$10
$8
$6
$4
$2
$0
(in billions)
$4 billion
additional investment
$6 billion
committed investment
$2 billion
additional investment
$9 billion
committed investment
$1.4 billion
additional investment
$6 billion
committed investment
2011
2015
2019

Note: This data reflects UAW-represented jobs and facilities only


Ford
FX4
OFF ROAD

Protecting employees from inflation


Existing Contract
Q4 2019 to Q3 2023
Next Contract
Ford's Offer
Average Ford-UAW employee wages and bonuses
Inflation
20.5% cumulative
Average Ford-UAW employee wages and bonuses
Expected Inflation
10% cumulative

Note: a/ CPI-W excluding medical care

Ford’s **Historic Offer**

- ✓ Boosted UAW wages more than 20%
- ✓ Restored traditional Cost of Living Allowances
- ✓ Provided health care coverage that’s in the top 1%
- ✓ Eliminated wage tiers
- ✓ Bolstered already strong retirement contributions
- ✓ Granted more time off
- ✓ Made product commitments for all UAW plants in America
- ✓ Offered layoff protections for all permanent employees

Wages and bonuses
Top 30% of all full-time workers in America, hourly or salaried

Health care
Top 1% of all employer-sponsored plans

401(k)
Only 5% of employers – including Ford – do not require employee contributions to receive the full benefit provided by the company

Funding for health care in retirement
Only 3-5% of manufacturing employers – including Ford – provide any funding to newly hired employees

Note: Top 30% of all full-time workers in America based on U.S. Current Population Survey, census.gov

Ford

Historic gains for Ford workers?
No problem.

Record contract?
No problem.

Mortgage Ford's / UAW's collective future?
Big problem.

Cautionary Note on Forward-Looking Statements

Statements included or incorporated by reference herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

- Ford and Ford Credit's financial condition and results of operations have been and may continue to be adversely affected by public health issues, including epidemics or pandemics such as COVID-19;
- Ford is highly dependent on its suppliers to deliver components in accordance with Ford's production schedule and specifications, and a shortage of or inability to acquire key components, such as semiconductors, or raw materials, such as lithium, cobalt, nickel, graphite, and manganese, can disrupt Ford's production of vehicles;
- To facilitate access to the raw materials necessary for the production of electric vehicles, Ford has entered into, and expects to continue to enter into, multi-year commitments to raw material suppliers that subject Ford to risks associated with lower future demand for such materials as well as costs that fluctuate and are difficult to accurately forecast;
- Ford's long-term competitiveness depends on the successful execution of Ford+;
- Ford's vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs;
- Ford may not realize the anticipated benefits of existing or pending strategic alliances, joint ventures, acquisitions, divestitures, restructurings, or new business strategies;
- Operational systems, security systems, vehicles, and services could be affected by cyber incidents, ransomware attacks, and other disruptions and impact Ford and Ford Credit as well as their suppliers and dealers;
- Ford's production, as well as Ford's suppliers' production, and/or the ability to deliver products to consumers could be disrupted by labor issues, natural or man-made disasters, adverse effects of climate change, financial distress, production difficulties, capacity limitations, or other factors;
- Ford's ability to maintain a competitive cost structure could be affected by labor or other constraints;
- Ford's ability to attract and retain talented, diverse, and highly skilled employees is critical to its success and competitiveness;
- Ford's new and existing products and digital, software, and physical services are subject to market acceptance and face significant competition from existing and new entrants in the automotive and digital and software services industries and its reputation may be harmed if it is unable to achieve the initiatives it has announced;
- Ford's results are dependent on sales of larger, more profitable vehicles, particularly in the United States;
- With a global footprint, Ford's results could be adversely affected by economic or geopolitical developments, including protectionist trade policies such as tariffs, or other events;
- Industry sales volume can be volatile and could decline if there is a financial crisis, recession, or significant geopolitical event;
- Ford may face increased price competition or a reduction in demand for its products resulting from industry excess capacity, currency fluctuations, competitive actions, or other factors;
- Inflationary pressure and fluctuations in commodity and energy prices, foreign currency exchange rates, interest rates, and market value of Ford or Ford Credit's investments, including marketable securities, can have a significant effect on results;
- Ford and Ford Credit's access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors;
- The impact of government incentives on Ford's business could be significant, and Ford's receipt of government incentives could be subject to reduction, termination, or clawback;
- Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles;
- Economic and demographic experience for pension and OPEB plans (e.g., discount rates or investment returns) could be worse than Ford has assumed;
- Pension and other postretirement liabilities could adversely affect Ford's liquidity and financial condition;
- Ford and Ford Credit could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, services, perceived environmental impacts, or otherwise;
- Ford may need to substantially modify its product plans and facilities to comply with safety, emissions, fuel economy, autonomous driving technology, environmental, and other regulations;
- Ford and Ford Credit could be affected by the continued development of more stringent privacy, data use, and data protection laws and regulations as well as consumers' heightened expectations to safeguard their personal information; and
- Ford Credit could be subject to new or increased credit regulations, consumer protection regulations, or other regulations.

We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.